EX-99.77O - TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  JPMorgan

Names of Underwriting Syndicate Members: Bear Stearns & Co Inc, JP Morgan, Banc of America Securities LLC, Barclays Capital, Citigroup, ABN Amro, Credit Suisse, Goldman Sachs & Co, Greenwich Capital Markets Inc, Lehman Brothers, Merrill Lynch Pierce Fenner & Smith, Mitsubishi UFJ Securities, Morgan Stanley, RBC Capital Markets, UBS Securities, Wachovia Securities

Name of Issuer:  Idearc Inc.

Title of Security:  IAR 8 11/15/16

Date of First Offering:  11/01/2006

Dollar Amount Purchased:  $6,000,000

Number of Shares Purchased:  6,000,000

Price Per Unit:  100.00

Resolution Approved:  Approved at the February 8, 2007 Board Meeting*.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:   Credit Suisse First Boston

Names of Underwriting Syndicate Members: Bank of America Securities, LLC, Credit Suisse First Boston, UBS Securities LLC, Goldman Sachs & Co., Lehman Brothers

Name of Issuer:  RBS Global Rexnord COR

Title of Security:  REX8 7/8 09/01/16

Date of First Offering:  1/31/2007

Dollar Amount Purchased:  $3,500,000

Number of Shares Purchased: 3,500,000

Price Per Unit: 100.00

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: Lehman Brothers

Names of Underwriting Syndicate Members: Citigroup, Lehman Brothers, ABN Amro, CIBC World Markets, GS&Co, BNY Capital Markets, Natcity Investments, SunTrust Robinson Humphrey and Wachovia Securities

Name of Issuer: Jarden Corp

Title of Security:  JAH7 1/2 05/15-15

Date of First Offering:  02/07/2007

Dollar Amount Purchased:  $1,000,000

Number of Shares Purchased:  1,000,000

Price Per Unit:  100.00

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: Wachovia Securities

Names of Underwriting Syndicate Members:  GS&Co. and Wachovia SEcurities

Name of Issuer: PGS Solutions INc.

Title of Security:  PGSSOL9 5/8 02/15

Date of First Offering:  02/07/2007

Dollar Amount Purchased:  $500,000

Number of Shares Purchased:  500,000

Price Per Unit:  100.00

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: DMG

Names of Underwriting Syndicate Members: BOA Securities, DB Securities, JPM Securities, CSFB, Merrill Lych, Morgan Stanley, Scotia Capital, Societe Generale, UBS Securities, Wachovia Securities Inc.

Name of Issuer: Stone Container

Title of Security:  SSCC 8 03/15/17

Date of First Offering: 3/12/2007

Dollar Amount Purchased: $4,000,000

Number of Shares Purchased:  4,000,000

Price Per Unit:  100.00

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:   Lehman Brothers

Names of Underwriting Syndicate Members:  BOA Securities LLC, DB Securities LLC,
 GS&Co, Lehman Bros, Merrill Lynch Pierce Fenner & Smith

Name of Issuer:  TRW Automotive Inc.

Title of Security:  TRW 7 03/15/14

Date of First Offering:  3/14/2007

Dollar Amount Purchased:  $3,946,160

Number of Shares Purchased:  4,000,000

Price Per Unit:  98.654

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:   Lehman Brothers

Names of Underwriting Syndicate Members:  BOA Securities LLC, DB Securities LLC,
 GS&Co, Lehman Bros, Merrill Lynch Pierce Fenner & Smith

Name of Issuer:  TRW Automotive Inc.

Title of Security:  TRW 3/8 03/15/14

Date of First Offering:  3/14/2007

Dollar Amount Purchased:  $3,451,875

Number of Shares Purchased:  3,500,000

Price Per Unit:  98.654

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: Lehman Bros

Names of Underwriting Syndicate Members:  Lehman Bros and Goldman Sachs & Co.

Name of Issuer:  Pinnacle Foods Finance

Title of Security:  PFHC 9 1/4 04/15

Date of First Offering:  3/21/2007

Dollar Amount Purchased:  $1,000,000

Number of Shares Purchased:  1,000,000

Price Per Unit:  100.00

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: Lehman Bros

Names of Underwriting Syndicate Members:  Lehman Bros and Goldman Sachs & Co.

Name of Issuer:  Pinnacle Foods Finance

Title of Security:  PFHC 10 5/8 04/17

Date of First Offering:  3/21/2007

Dollar Amount Purchased:  $1,000,000

Number of Shares Purchased:  1,000,000

Price Per Unit:  100.00

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:   UBS Securities

Names of Underwriting Syndicate Members:  Goldman Sachs & Co, UBS Securities and
 BOA Securities

Name of Issuer:  Advance Medical Optics

Title of Security:  EYE7 1/2 05/17-15

Date of First Offering:  3/27/07

Dollar Amount Purchased:  $1,750,000

Number of Shares Purchased: 1,750,000

Price Per Unit:  100.00

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: Credit Suisse First Boston

Names of Underwriting Syndicate Members: CSFB, GS&Co, Bear Stearns, CIBC World Markets, Greenwich Capital and Natexis Bleichroeder

Name of Issuer:  Macdermid Inc.

Title of Security:  MRD9 1/2 04/15/17

Date of First Offering:  3/29/07

Dollar Amount Purchased: $1,275,000

Number of Shares Purchased: 1,275,000

Price Per Unit:  100.00

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:   Morgan Stanley

Names of Underwriting Syndicate Members: BOA Securities LLC, DB Securities, GS&Co., Morgan Stanley and GE Capital Markets Inc.

Name of Issuer:  PTS Acquisition

Title of Security:  PTSAC 9 1/2 04/15

Date of First Offering:  4/4/2007

Dollar Amount Purchased:  $10,500,000

Number of Shares Purchased:   10,500,000

Price Per Unit:  100.00

Resolution Approved:  To be Approved at the August 8, 2007 Board Meeting***.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:   Morgan Stanley

Names of Underwriting Syndicate Members: BOA Securities LLC, DB Securities, GS&Co., Morgan Stanley and GE Capital Markets Inc.

Name of Issuer:  PTS Acquisition

Title of Security:  PTSAC 9 3/4 04/17

Date of First Offering:  4/4/2007

Dollar Amount Purchased:  $1,817,327 (Purchased in Euros)

Number of Shares Purchased:   1,360,000

Price Per Unit:  133.63

Resolution Approved:  To be Approved at the August 8, 2007 Board Meeting***.

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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: Credit Suisse, DB London, GS International

Names of Underwriting Syndicate Members:  Credit Suisse First Boston

Name of Issuer:  Castle Holdco 4 Ltd

Title of Security: CWIDFloat 05/14

Date of First Offering:  4/20/2007

Dollar Amount Purchased:   $7,988,960 (purchased in GPB)

Number of Shares Purchased:  4,000,000

Price Per Unit:  199.724

Resolution Approved:  To be Approved at August 8, 2007  Board Meeting***.


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: Credit Suisse, DB London, GS International

Names of Underwriting Syndicate Members:  Credit Suisse First Boston

Name of Issuer:  Castle Holdco 4 Ltd

                       Title of Security: CWIDFloat 05/14

Date of First Offering:  4/20/2007

Dollar Amount Purchased:    $4,244,135 (purchased in GPB)

Number of Shares Purchased:  2,125,000

Price Per Unit:  199.724

Resolution Approved:  To be Approved at August 8, 2007  Board Meeting***.


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Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Banc of America

Names of Underwriting Syndicate Members: BOA Securities LLC, Barclays Capital, BNP Paribas, RBS Greenwich Capital, ABN AMRO Inc, Calyon, Citigroup, Daiwa Securities SMBC Europe, DB Securities, Dresdner Kleinwort, HSBC, Mizuho International plc, Scotia Capital, Wachovia Securities, Bear Stearns, GS & Co.,
 JPM, LB, MS, The Williams Group, L.P., Blaylock & Company, Inc. BMO Capital Markets, Credit Suisse, Fortis Securities, Guzman & Co, Lloyds TSB, ML & Co, Mitsubishi UFJ Securities, Utendahl Capital Group

Name of Issuer:  Time Warner Inc.

Title of Security:  TWX6 1/2 11/15/36

Date of First Offering:  11/8/2006

Dollar Amount Purchased:  $899,289.

Number of Shares Purchased:  9,000,000

Price Per Unit: 99.9210


Resolution Approved:  Approved at the February 8, 2007 Board Meeting*.


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Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, CSFB, GS&Co, Lehman Bros, BOA Securities LLC, BNY Capital Markets, JPM, Merrill Lync Pierce Fenner & Smith, Wachovia Capital Markets

Name of Issuer:  Chubb COrp

Title of Security:  CB Var 03/67-17

Date of First Offering: 3/26/2007

Dollar Amount Purchased:  $2,647,536

Number of Shares Purchased:  2,650,000

Price Per Unit: 99.9210

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  GOLDMAN SACHS CORE FIXED INCOME

Name of Underwriter Purchased From: Wachovia Securities

Names of Underwriting Syndicate Members:  ABN Amro, Citigroup Global Markets, DB
 Securities, Wachovia Securities and GS&Co.

Name of Issuer:  Time Warner Cable Inc.

Title of Security: TWC 5.4 07/02/12

Date of First Offering:  04/04/2007

Dollar Amount Purchased:  8,035,108

Number of Shares Purchased: 8,050,000

Price Per Unit:  99.815

Resolution Approved:  To be Approved at August 8, 2007  Board Meeting***.


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Name of Fund:  GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Name of Underwriter Purchased From: CSFB

Names of Underwriting Syndicate Members: BOA Securities, LLC, CSFB, GS&Co, JPM Securities, BONY, Citigroup, Fifth Third Securities, Loop Capital Markets, Piper
 Jaffray, PNC Capital Markets, Wahovia Capital Markets and Wells Fargo

Name of Issuer:  Federated Retail Holding

Title of Security: Federated Retail FD 5.35 03/15/12

Date of First Offering:  3/7/07

Dollar Amount Purchased:  $2,048,647

Number of Shares Purchased: 2,050,000

Price Per Unit:  99.934

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Name of Underwriter Purchased From: Citigroup

Names of Underwriting Syndicate Members: Citigroup, CSFB, GS&Co, Lehman Bros, BOA Securities LLC, BNY Capital Markets, JPM, Merrill Lync Pierce Fenner & Smith, Wachovia Capital Markets

Name of Issuer:  Chubb COrp

Title of Security:  CB Var 03/67-17

Date of First Offering:  3/26/07

Dollar Amount Purchased:  $1,074,000

Number of Shares Purchased:  1,075,000

Price Per Unit:  99.907

Resolution Approved:  Approved at the May 10, 2007 Board Meeting**.


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Name of Fund:  GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Name of Underwriter Purchased From:   Morgan Stanley

Names of Underwriting Syndicate Members: Morgan Stanley, Deutsche Bank Securities, Inc., Goldman Sachs & Co.

Name of Issuer:  Genworth Financial

Title of Security:  GNW Var 11/66-16

Date of First Offering:  11/7/2006

Dollar Amount Purchased:  673,056

Number of Shares Purchased:  675,000

Price Per Unit:  99.712

Resolution Approved:  Approved at the February 8, 2007 Board Meeting*.


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Name of Fund:  GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Name of Underwriter Purchased From:   Morgan Stanley

Names of Underwriting Syndicate Members: Credit Suisse, Goldman Sachs & Co, Lehman Brothers, Morgan Stanley, Keefe Bruyette & Woods, UBS Securities LLC

Name of Issuer:  Wash Mutual PFD FDG II

Title of Security:  WM Var 12/49-16

Date of First Offering:  12/6/06

Dollar Amount Purchased: 100,000

Number of Shares Purchased: 100,000

Price Per Unit: 100.00

Resolution Approved:  Approved at the February 8, 2007 Board Meeting*.


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*Resolution adopted at the Meeting of the Board of Trustees on February 8, 2007:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2006 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

**Resolution Approved: To be approved at the May 10, 2007 Board Meeting. RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2007 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

***Proposed resolution to be adopted at the Meeting of the Board of Trustees on August 8, 2007:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended June 30, 2007 by the Goldman Sachs Trust on behalf of the Fixed Income, Equity, Money Market and Specialty Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.